Rule 497(e)
                                                    Filing No. 2-17277 & 811-987


                                 SIFE TRUST FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                 Dated April 30, 1999, as Amended August 4, 1999
                   ------------------------------------------

                   Managed by SIFE (A California Corporation)
                              100 North Wiget Lane
                         Walnut Creek, California 94598
                   Telephone: (800) 231-0356 / (925) 988-2400
                             Internet: www.sife.com
                   ------------------------------------------

This Statement of Additional Information, which may be amended from time to time, concerning SIFE Trust Fund (the "Fund") is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund's Prospectus, dated April 30, 1999, as may be amended from time to time (the "Prospectus"). This Statement of Additional Information (the "SAI") contains additional and, in some cases, more detailed information than in the Prospectus and should be read in conjunction with the Prospectus. Additional copies of the Prospectus may be obtained without charge by writing or calling your investment adviser, broker/dealer or financial planner, or the Fund at the address and telephone number set forth above. Financial information from SIFE Trust Fund's Annual Report has been incorporated into this SAI. A free copy of the Annual Report is available by calling 1-800-231-0356.

                                TABLE OF CONTENTS
                                                                           Page
                                                                           ----

General Information & History                                              B-2
Investment Objectives, Policies & Practices                                B-2
     Fundamental Investment Policies                                       B-2
     Investment Practices                                                  B-3
     American Depositary Receipts                                          B-3
     Repurchase Agreements                                                 B-3
     Options Policies                                                      B-4
     Risk Considerations                                                   B-6
Management of the Fund                                                     B-7
     Compensation of Trustees and Officers                                 B-7
Control Persons and Principal Holders of Securities                        B-9
Investment Advisory & Other Services                                       B-9
     Investment Advisory Services                                          B-9
     Management and Administration                                         B-10
     Custody Services                                                      B-10
     Independent Accountants                                               B-10
Brokerage Allocation & Portfolio Turnover Rates                            B-11
Capital Stock and Other Securities                                         B-11
Calculation of Net Asset Value                                             B-12
Federal Income Tax Information                                             B-12
Underwriting of the Fund's Securities                                      B-14
     Underwriting Services                                                 B-14
     Distribution Plans                                                    B-15
Performance Information                                                    B-16
Financial Statements                                                       B-18
Service Providers                                                          B-19

                          GENERAL INFORMATION & HISTORY

     SIFE Trust Fund was organized as a Delaware business trust on February 28, 1997, and is the successor-in-interest to SIFE Trust Fund, a California trust organized on September 26, 1960 (the "California Trust"). The Fund, through its predecessor, the California Trust, has offered its securities to the public on a continuous basis, and conducting operations as a mutual fund, since July 2, 1962. The Fund is registered with the Securities and Exchange Commission as an open-end diversified management investment company. All information, including, but not limited to, historical business and financial information, presented in this Statement of Additional Information and/or the Prospectus relates to the California Trust as its business has been continued by the Fund. SIFE, a California corporation, (the "Management Company") is the Fund's investment advisor, and also functions as the principal underwriter of the Fund's securities.

                         INVESTMENT POLICIES & PRACTICES

     The Fund's investment objectives and policies are described in the Prospectus, which should be read in conjunction with the additional information provided below, which describes in further details the Fund's investment policies.

Fundamental Investment Policies

     The Fund has identified the policies described below as "fundamental investment policies." Such policies may not be changed without a vote of a majority in interest of the holders of the Fund's shares.

1. The Fund may not invest less than 30% of its assets in the equity securities of "financial institutions" (companies which derive a significant portion of their income from dealing in financial services, credit, loans and insurance) and the remainder in the equity securities (including securities convertible into common or preferred stocks) of a diverse portfolio of domestic and certain international service and industrial enterprises generally regarded by the Management Company as "stable growth" companies. See "American Depository Receipts," below.

2. The Fund may not invest 25% or more of its assets in any one industry other than financial institutions. With respect to 75% of the Fund's portfolio, the Fund may not invest more than 5% of its assets in any one issuer. The Fund also may not acquire more than 10% of the outstanding voting securities of any issuer. With respect to 80% of the Fund's investment portfolio, in order for the shares of a company to be eligible for investment, the company must have been in existence for at least five years, must have assets of more than $7,000,000 and must have paid dividends in each of the five years immediately preceding investment.

3. The Fund may not: (i) borrow money or make loans (provided, however, that this restriction shall not prevent the Fund from purchasing certain publicly issued debt securities or commercial paper or lending its portfolio securities in accordance with applicable regulatory requirements); (ii) underwrite the securities of other issuers; (iii) purchase or sell real estate;
              (iv) purchase or sell commodities or commodity contracts; (v) invest in the securities of other investment companies; (vi) invest in companies for the purpose of exercising control or management; (vii) issue senior securities; or (viii) make short sales or purchases on margin.

Investment Practices

     The following investment practices are described in the prospectus and include writing covered put and covered call options, lending portfolio securities and entering into repurchase agreements. These practices are not fundamental and may be changed from time to time by the Fund's Board of Trustees without shareholder approval.


1. The Fund maintains cash reserves in order to make such payments as may be required of it. Pending application or investment, the Fund's cash reserves are invested in repurchase agreements and other cash equivalents, such as securities issued by the United States and state governments or their agencies, certificates of deposit or other interest-bearing accounts and high-grade commercial paper. See "Repurchase Agreements" and "Lending Portfolio Securities," below.

2. The Fund may write covered call options with respect to its portfolio securities, may write covered put options with respect to securities and may enter into closing purchase transactions with respect to such options in accordance with applicable regulatory requirements. So long as the Fund remains obligated as a writer of an option, it must (i) in the case of a put option, designate cash, U.S. Treasury securities or high-grade, short-term debt securities in an amount equal to or greater than the nominal value of the option, and (ii) in the case of a call option, collateralize the option with actual securities held in the Fund's investment portfolio. The Fund does not write "naked" or "uncovered" options. See "Options Policies," below.


American Depositary Receipts

     American Depositary Receipts ("ADRs") are created when a foreign company deposits its securities into a trust account administered by a domestic financial institution (generally, a large, commercial bank). The trust account may be located in the United States or at a foreign branch of the receiving financial institution. The receiving financial institution then issues ADRs, which represent an undivided fractional interest in the pool of securities so deposited.

     The Management Company believes that certain large, international non-domestic corporations may represent attractive investment opportunities, as well as providing a certain degree of economic and geographic diversification. Historically, the Fund has invested less than 1.0% of its assets in ADRs.

Repurchase Agreements

     The Fund may enter into repurchase agreements with banks and member firms of the New York Stock Exchange determined by the Management Company to present minimal credit risk. A repurchase agreement is a contract under which one party acquires certain securities held by another party pursuant to an agreement whereby the selling party agrees to repurchase from the acquiring party the subject securities at a fixed time and price. Repurchase agreements are generally short-term (usually not more than one week) with the acquiring party profiting to the extent that the repurchase obligation exceeds the acquiring party's cost. Under the terms of a typical repurchase agreement, the Fund acquires United States Government securities for a relatively short period of time, subject to the seller's obligation to repurchase and the Fund's obligation to resell the securities. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the subject securities, including the risk that the market value of the subject securities might decline prior to the Fund being able to dispose of them. The Management Company reviews, on an ongoing basis to evaluate potential risks, the creditworthiness of the counterparties as well as the market values of collateral securities.

     Under the relevant terms of the Investment  Company Act of 1940, as amended
(the  "1940  Act"),   a  repurchase   agreement  is  considered  to  be  a  loan
collateralized by the underlying securities.

Options Policies

     The Fund may write (i.e., sell) "covered" put and call options for non-speculative purposes. These options are used for purposes of enhancing Fund returns but are not a principle investment strategy of the Fund. In a "covered" option position the Fund holds the underlying securities (in the case of call options) or cash (in the case of put options), as distinct from "naked" or unsecured options, which are generally bought or sold for speculative purposes. The Fund uses options sales to hedge specific portfolio positions and does not purchase (or write) "naked" options.

     Covered "put" options are defined as contracts entered into between the Fund, as seller, and the Options Clearing Corporation, as agent for unaffiliated third parties, as purchaser, whereby the Fund grants to the purchaser the right, for a defined period of time and at a set price, to sell specific securities to the Fund. Similarly, covered "call" options written by the Fund enable the purchaser of the option to obligate the Fund, for a defined period of time and at a set price, to sell specific securities held in the Fund's investment portfolio. It should be noted that, so long as its obligation as a call option writer continues the Fund in return for the premium, has given up the opportunity to profit from a price increase in the underlying security above the exercise price and has retained the risk of loss should the price of the security decline. As a call option writer, the Fund has no control over when it may be required to sell the underlying securities.

     It is an investment policy of the Fund that, so long as the Fund remains obligated as a writer of a put option, it will designate cash, U.S. Treasury securities, or high-grade short term debt securities in an amount equal to or greater than the nominal value of the option (call options are backed by actual securities held in the Fund's investment portfolio). The Fund does not write "naked" or uncovered options and designates all funds used to cover options. Also, it is an investment policy that the Fund will not write options if (i) the aggregate value of the purchase obligations underlying all unexpired put options written by the Fund (which positions are marked-to-market daily) exceeds 10% of the net asset value of the Fund, and (ii) the nominal value of the Fund's unexpired call options exceeds 25% of the net assets value of the Fund, provided that the total amount of such positions at no time may exceed 35% of the Fund's net asset value.

     When the Fund writes a put option, the Fund assumes for a defined period of time an obligation to purchase the underlying security at a set price from the purchaser of the option and receives as consideration for its undertaking the option obligation an option premium equal to the difference between the market price of the underlying security at the time the option is written. The exercise, or "strike," price is adjusted for certain economic factors reflecting, among other things, the relationship of the exercise price to the market price, the volatility of the underlying security, the remaining term of the option, supply, demand and interest rates. If the market price of the underlying security rises above the strike price, the option will expire unexercised and the

Fund will profit to the full extent of the premium. However, if the market price falls below the strike price and the option is exercised, the Fund will be forced to acquire securities at an above-market price and may suffer a loss (however, the amount of any loss is reduced by the premium received). All put options written by the Fund are covered with cash, United States Treasury securities or other, high-grade short-term debt securities in an amount equal to or greater than the nominal value of the option (i.e., the amount which the Fund would have to pay in order to close out the option position).

     When the Fund writes a call option, it assumes for a defined period of time an obligation to sell the underlying security at a set price to the purchaser of the option. The option premium is equal to the difference between the market price of the underlying security at the time the option is written and the exercise, or "strike," price, adjusted for the market factors described above. If the market price of the underlying security falls below the strike price, the option will expire unexercised and the Fund will profit to the full extent of the premium. However, if the market price rises above the strike price and the option is exercised, the Fund will be forced to deliver securities which it may not wish to sell. All call options written by the Fund are covered with securities held in the Fund's investment portfolio.

     The Fund may write call or put options only if the underlying securities are listed on a national securities exchange or the NASDAQ National Market System and the options are issued by The Options Clearing Corporation. As of the date of this SAI, such options are traded on the following exchanges: Chicago Board Options Exchange, Incorporated, American Stock Exchange, Inc., New York Stock Exchange, Inc., Philadelphia Stock Exchange, Inc., and The Pacific Stock Exchange, Inc.

     If an option expires unexercised, the Fund realizes a gain in the amount of the premium. However, such a gain, in the case of a call option may be offset by a decline in the market value of the underlying security during the option period. In the case of a put option, the gain in the amount of the premium may be offset by the additional amount of income, if any, that would have been generated had the funds used to cover the potential exercise of the put option not been maintained in the form of cash or cash-equivalents.

     If a call option is exercised, the transaction may result in a loss to the Fund equal to the difference between the market price of the underlying security at exercise and the sum of the exercise price of the call plus the premium received from the sale of the call. If a put option is exercised, there may be a loss to the Fund equal to the difference between (i) the exercise price of the put less the premium received from the sale of the put, and (ii) the market price of the underlying security at exercise.

     If the Fund has written a call or put option and wishes to terminate its obligation, it may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of this purchase is that the Fund's position as a writer of that option will be canceled by The Options Clearing Corporation. However, the Fund may not effect a closing purchase transaction on a particular option after it has been notified of the exercise of that option. If the Fund wishes to sell a security on which a call has been written, it may effect a closing purchase transaction simultaneously with or before selling the security.

     A closing purchase transaction is effected on an exchange which provides a secondary market for an option of the same series. If the Fund is unable to effect a closing purchase transaction with respect to a call option it has written, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Accordingly, the Fund may run the risk of either foregoing the opportunity to sell the underlying security at a profit or being unable to sell the underlying security as its price declines. If the Fund is unable to effect a closing purchase transaction with respect to a put option it has written, it will not be permitted to undesignate those funds which are being held to cover the potential exercise of the put option.

     If a closing purchase transaction is effected, a profit or loss may be realized depending on whether the cost of making the closing purchase transaction is less or greater than the premium received upon writing the original option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction will often be offset in whole or in part by appreciation of the underlying security owned by the Fund. If a closing purchase transaction results in a gain, that gain may be partially or entirely offset by depreciation of the underlying security.

Risk Considerations

     Financial services are subject to greater governmental regulation than many other industries, as well as capital risk (i.e., the risk that, in periods of tight money or high inflation, the cost to attract deposits will rise substantially), term and rate risk (i.e., the risks attendant to lending money for long periods of time at fixed or only partially adjustable interest rates against the security of assets, the valuations of which may fluctuate with economic conditions) and credit risk (i.e., the risk of lending money to borrowers who may or may not be able to pay), all of which may, from time to time, require substantial reserves against actual or anticipated losses. Further, industry consolidation and the erosion of the distinctions between banks and other less traditional financial institutions has resulted in increased competition. Increased competition, with attendant pressure on financial institution profitability, may also result from legislative initiatives which would reduce the separation between the commercial and investment banking business and which, if enacted, could significantly impact the industry and the Fund. In addition, institutions such as insurance companies that hold large portions of their capital in marketable securities are subject to the risks of the securities market.

     Since the Fund's assets consist primarily of common stocks, it must be emphasized that the value of an investment in the Fund will fluctuate as the market value of such stocks rises or falls. Accordingly, in a declining market, the net asset value of the Fund's shares will decline just as, in a rising market, the net asset value of the Fund's shares will rise. These fluctuations in the net asset value of each class of shares may make the Fund more suitable for long-term investors who can bear the risk of such short-term fluctuations.

                             MANAGEMENT OF THE FUND

     The business affairs of the Fund are overseen by a Board of Trustees currently composed of seven members, four of who are not "interested persons" as that term is defined in Section 2(a)(19) of the 1940 Act.

Compensation of Trustees and Officers

     Like all other expenses of the Fund, Trustee fees are paid by the Management Company as part of the comprehensive fee structure. As of April 7, 1999, the officers and Trustees of the Fund, as a group, owned beneficially or of record less than 1% of the outstanding shares. The following tables sets forth the names, ages and business backgrounds of each officer and Trustee of the Fund. The address of each Trustee is c/o SIFE Trust Fund, 100 North Wiget
Lane, Walnut Creek, California 94598. Trustees who are "interested persons" of the Fund are identified by an asterisk following their names.

-----------------------------------------------------------------------------------------------------------------
                                                         Pension or                          Total Compensation
                                     Aggregate      Retirement Benefits   Estimated Annual   From Fund and Fund
      Name of Person,              Compensation      Accrued As Part of     Benefits Upon      Complex Paid to
         Position                   From Fund+         Fund Expenses         Retirement           Trustees+
-----------------------------------------------------------------------------------------------------------------
Haig G. Mardikian, Trustee            $35,000               N/A                  N/A               $35,000
Walter S. Newman, Trustee             $35,000               N/A                  N/A               $35,000
Neil L. Diver, Trustee                $35,000               N/A                  N/A               $35,000
John A. Meany, Trustee                $35,000               N/A                  N/A               $35,000
Diane H. Belding, Trustee*            $30,000               N/A                  N/A               $30,000
Charles W. Froehlich, Jr., Trustee*   $30,000               N/A                  N/A               $30,000
Bruce W. Woods, Trustee*              $30,000               N/A                  N/A               $30,000
=================================================================================================================

+ The total compensation listed reflects all compensation paid to the Trustees for attending regular board and audit committee meetings during 1998. In addition to the compensation stated above, Trustees Mardikian, Newman, Diver, Meany, Belding, Froehlich and Woods also received additional compensation in the amount of $15,150, $10,900, $24,700, $13,400, $1,500, $1,500 and $1,500,
respectively, for attending special board meetings and/or for performing additional Trustee duties.

Name, Address, Age and Position Held                 Principal Occupation During Past Five Years
------------------------------------                 -------------------------------------------
Haig G. Mardikian (51)                               General Partner,  George M. Mardikian  Enterprises (real estate
Trustee; Chairman of the Board                       investments);   Managing  Director,   The  United  Broadcasting
Member, Audit Committee                              Corporation (radio broadcasting).

Walter S. Newman (77)                                Owner,  WSN  Enterprises  (real  estate  consultants);  Retired
Trustee; Vice-Chairman of the Board                  President,   San   Francisco   Planning   Commission;   Retired
Chairman, Audit Committee                            President,  San Francisco Redevelopment Agency; Chairman of the
                                                     Board, National Brain Tumor Foundation.

Diane Howard Belding (42) *                          Management  Company  employee,   1992-1998;   General  Partner,
Trustee                                              Howard & Howard Ranch (avocado and lemon ranch),  1983-present;
                                                     Director, Management Company (1982-present).

Neil L. Diver (61)                                   Principal,   The  Development  Group  (financial   consulting),
Trustee                                              1995-present;  Chairman,  Systems  Integrators,  Inc. (software
Member, Audit Committee                              development),   1995-1996;   Chairman,   Ameriwood   Industries
                                                     International    Corporation,     (furniture    manufacturing),
                                                     1990-1998;   Chairman/   President  &   Co-Founder,   Cryopharm
                                                     Corporation, (Biochemical Research) 1987-1996.

Charles W. Froehlich, Jr. (70) *                     Retired  Appellate Court Judge;  retired  Superior Court Judge;
Trustee; Secretary                                   formerly  Of Counsel to  Peterson,  Thelan & Price;  principal,
                                                     Froehlich & Peterson Dispute Resolution.

John A. Meany (58)                                   President,  John's Valley Foods, Inc.; President, John's Town &
Trustee                                              Country Markets,  Inc.;  Director,  Northern California Grocers
Member, Audit Committee                              Association.

Bruce W. Woods (46)*                                 President & Chief Executive  Officer and Director of Management
Trustee; President & Chief Executive Officer         Company  &  Trustee  of  Fund,  July  1996-present;  Management
                                                     Company employee, June 1986-present.

Gary A. Isaacson (39)                                Chief  Financial  Officer of the Management  Company,  November
Treasurer                                            97-present; Controller of Hal Porter Homes, 1989-1997.

                         PRINCIPAL HOLDERS OF SECURITIES

     As of April 7, 1999, officers and directors of the Fund in aggregate do not own more than 1% of the outstanding shares of the Fund. As of the same date, to the knowledge of the Fund, no shareholder owned of record 5% or more of the outstanding Class A-I shares of the Fund and the following shareholders owned of record 5% or more of the outstanding Class A-II, Class B, and Class C shares as indicated:

CLASS A-II SHARES                          SHARES       PERCENT
-----------------                          ------       -------

Koch Industries Incorporated            1,541,205         7.09%
c/o Wilshire Asset Management
1299 Ocean Avenue, Suite 700
Santa Monica, CA 90401-1036

CLASS B SHARES                             SHARES       PERCENT
--------------                             ------       -------

MLPF&S Inc.                               463,240         7.38%
For the Sole Benefit of its Customers
Attn: Service Team
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL 32246-6484

CLASS C SHARES                             SHARES       PERCENT
--------------                             ------       -------

MLPF&S Inc.                                88,272        14.49%
For the Sole Benefit of its Customers
Attn: Service Team
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL 32246-6484

Evangeline C. Winkler Trust                69,987        11.49%
3234 Rossmoor Pkway Apt 1
Walnut Creek, CA 94595


                      INVESTMENT ADVISORY & OTHER SERVICES

Investment Advisory Services

     The Management Company acts as the investment adviser to the Fund, subject to policies established by the Board of Trustees. As investment adviser to the Fund, the Management Company is responsible for the management of the Fund's investment portfolio, as well as the administration of its operations. Basic policy is set and determined by the Board of Trustees of the Fund and carried out by the Management Company pursuant to an Investment Advisory Agreement dated as of April 30, 1997 and amended December 16, 1998 (the "Investment Advisory Agreement"). The Advisory Agreement was last approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Fund or the Management Company, as that term is defined in the 1940 Act, at a meeting on March 4, 1999. The Management Company does not act in a similar capacity for any other person or entity.

     The Advisory Agreement is for an initial term of one year and may be renewed from year to year provided that any such renewal has been approved annually by (i) the majority of the outstanding voting securities of the Fund, or (ii) a majority of the Trustees and separately a majority of those who are neither parties to the Advisory Agreement, nor "interested persons" with respect to the Management Company at a meeting called for the purpose of voting on such matter. The Advisory Agreement also provides that either party has the right to terminate the Advisory Agreement without penalty upon 60 days written notice to the other party, and that the Advisory Agreement automatically terminates in the event of its assignment.

     Under the advisory agreement, the Management Company receives 1.25% of average net assets, per annum, without any additional reimbursement of expenses. Investment advisory fees are accrued daily and computed and paid monthly on the last business day of each month at the rate of 1/12th of 1.25% of the average net assets of the Fund. This fee is deducted from the Fund on the first business day of the following month. During the past three years the Management Company was paid investment advisory fees of, $7,607,105 (1996), $11,960,037 (1997), and
$14,504,536 (1998) respectively.

Management and Administration

     The  Management  Company  manages  the  Fund's  operations,  and is  solely responsible for all of the costs and expenses of the Fund's operation, including, without limitation, all fees for custodial and transfer agency services, Trustees' fees, legal and auditing fees, tax matters, dividend disbursements, bookkeeping, maintenance of office and equipment, brokerage, expenses of preparing, printing and mailing prospectuses to Investors and all expenses in connection with reporting to Investors and compliance with governmental agencies. The Management Company has contracted with Boston Financial Data Services for the performance of certain shareholder accounting and transfer agency functions, and is solely responsible for all fees, costs and expenses associated with the performance by Boston Financial Data Services of such functions.

Custody Services

     State Street Bank & Trust Company, 225 Franklin Street, Boston, MA 02110 ("State Street Bank") acts as the custodian for the assets of the Fund. As such, State Street Bank holds all Fund securities in safekeeping, receives and pays for portfolio securities purchased, delivers and receives payment for portfolio securities sold, and collects all Fund income.

Independent Accountants

     Deloitte & Touche LLP, 50 Fremont Street, San Francisco,  California 94105,
provided   auditing  services  as  the  Fund's   independent   certified  public
accountants for the 1998 fiscal year.

                 BROKERAGE ALLOCATION & PORTFOLIO TURNOVER RATES

     In all purchases and sales of securities for the Funds, the primary consideration is to obtain the most favorable price and execution available. The Management Company determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund's portfolio transactions.

     In placing portfolio transactions, the Management Company will use its best efforts to choose a broker-dealer capable of providing the services necessary generally to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the firm's ability to execute trades in a specific market required by the Fund, the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors.

     Purchases of portfolio securities for the Fund also may be made directly from underwriters, who usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter.

     During the 1998 calendar year, the Fund paid brokerage commissions of $601,341 and total purchases and sales of portfolio securities aggregated $780,635,406. Portfolio turnover rates for the years 1996, 1997 and 1998 were 140.2%, 63.0%, and 31%, respectively. The portfolio turnover rate in 1996 was relatively high, due to the extremely active market for financial institutions stocks specifically and equities in general.

     During the last three fiscal years, the Fund has not paid any brokerage commissions to any broker which is an affiliated person of the Fund or the Management Company. Listed below is certain information regarding the Fund's payment of brokerage commissions in portfolio transactions during the last three years:

                                                            Total Securities
                  Number of          Total Amount of          Purchased and
  Year             Brokers           Brokerage Paid                Sold
  ----             -------           --------------           -------------

  1996               57               $1,598,407              $1,900,773,494
  1997               30               $  966,121              $1,242,328,896
  1998               32               $  601,341              $  780,635,406


                       CAPITAL STOCK AND OTHER SECURITIES

SIFE Trust Fund is a Delaware business trust. The Fund is authorized to issue an unlimited number of shares of beneficial interest, with no par value. The Fund currently comprises of one single series of shares. The series is further divided into the following four separate classes of shares: Class A-I, Class A-II, Class B, Class C. Shareholders are entitled to one full or fractional vote for each full or fractional share and may vote for the election of Trustees, and on such other matters as may be submitted to meetings of shareholders or as required by the Investment Company Act of 1940, as amended. Shareholders shall have no preemptive rights.

The Fund reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund (a redemption-in-kind). These securities shall be valued for redemption-in-kind purposes in the same manner they are valued for purposes of calculating the Fund's net asset value. If the Fund elects to make payments in securities, a shareholder may incur transaction expenses in converting these securities to cash. However, because SIFE Trust Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended, the Fund is obligated to redeem your shares, during any ninety-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. The Fund may, at its option, seek an order from the Securities and Exchange Commission to withdraw its election to be governed by Rule 18f-1.

                         CALCULATION OF NET ASSET VALUE

     All funds received by the Fund for investment and all funds reinvested from net investment income and realized capital gains, if any, are accounted for in terms of shares, with the per-share value determined daily by dividing (i) the difference between (a) the total value of the net assets attributable to each class of the Fund's shares on that day and (b) all charges, such as distribution fees, shareholder servicing fees and management fees (each of which is calculated and charged daily), for that class as well as any other appropriate costs or expenses, by (ii) the total number of shares of that class then outstanding.

     Equity securities held by the Fund are valued at the last sale price on the exchange or in the over-the-counter market in which such securities are primarily traded as of the close of business on the day the securities are being valued. Securities for which a closing sale price is not readily available are valued at the closing bid price. Short-term debt securities (held for liquidity purposes) are amortized to maturity based on their cost, and marked-to-market daily. Option positions are marked-to-market based on their nominal, as quoted value. See "Calculation of Net Asset Value" in the Prospectus for additional information concerning the timing and manner of valuation of each class of shares.

                         FEDERAL INCOME TAX INFORMATION

     The Fund has qualified and elected, and intends to continue to qualify, to be treated as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for each taxable year by complying with all applicable requirements regarding the source of its income, the diversification of its assets and the timing of its distributions. The Fund's policy is to distribute to its Investors all of its investment company taxable income and any net realized capital gains for each year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes based on net income. However, the Board of Trustees may elect to pay such excise taxes if it determines that payment is, under the circumstances, in the best interests of the Fund.

     To qualify as a RIC, the Fund must among other things, (a) derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities, or other income (generally including gains from options) derived with respect to the business of investing in stock, securities or currency, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. Government securities, securities of other RICs and other securities limited, for purposes of this calculation, in the case of other securities of any one issuer to an amount not greater than 5% of the Fund's assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other RICs), or in two or more issuers which the

Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses. By complying with the applicable provisions of the Code, the Fund will not be subject to federal income tax on taxable income (including realized capital gains) that is distributed to shareholders in accordance with the timing requirements of the Code. If the Fund is unable to meet certain requirements of the Code, it may be subject to taxation as a corporation.

     Distributions of net investment income and net realized capital gains by the Fund will be taxable to Investors whether made in cash or reinvested by the Fund in shares. In determining amounts of net realized capital gains to be distributed, any available capital loss carryovers from prior years will be applied against capital gains. Investors receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

     The Fund or the securities dealer effecting a redemption of the Fund's shares by an Investor generally will be required to file information reports with the Internal Revenue Service (the "IRS") with respect to distributions and payments made to the Investor. In addition, the Fund will be required to withhold federal income tax at the rate of 31% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt Investors who have not furnished their correct taxpayer identification numbers and certain required certifications on the Account Application Form or with respect to which the Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to withholding.

     The Fund intends to declare and pay dividends and other distributions, as stated in the Prospectus. In order to avoid the payment of a 4% nondeductible federal excise tax based on net income, the Fund must declare on or before December 31 of each year and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from previous calendar years.

     The Fund will receive dividend distributions from U.S. corporations. To the extent that the Fund receives such dividends and distributes them to Investors and meets certain other requirements of the Code, corporate Investors in the Fund may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations.

     The Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. Foreign corporations in which the Fund invests may be treated as "passive foreign investment companies" ("PFICs") under the Code. Part of the income and gains that the Fund derives from PFIC stock may be subject to a non-deductible federal income tax at the Fund level. In some cases, the Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. The Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, the Fund may incur the PFIC tax in some instances.

     Investing in options contracts involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Fund. Income from transactions in options derived by the Fund with respect to its business of investing in securities will qualify as permissible income under Subchapter M of the Code. Any security, option or other position entered into or held by the Fund that substantially diminishes the Fund's risk of loss from any other position held by the Fund may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund's gains and losses with respect to straddle positions (including rules that may result in gain being treated as short-term capital gain rather than long-term capital gain).

     Redemptions and exchanges of shares of the Fund will result in gains or losses for tax purposes to the extent of the difference between the proceeds and the Investor's adjusted tax basis for the shares. Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends during such six-month period. All or a portion of a loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption. In addition, the sales charge savings that may be available for reinvesting amounts from previous redemptions will, in certain circumstances, increase the amount of the gain (or reduce the amount of the loss) from those redemptions. Distributions and redemptions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax treatment. Nonresident aliens and foreign persons are subject to different tax rules and may be subject to withholding of up to 30% on certain payments received from the Fund.

     The foregoing and the related discussion in the Prospectus are only a summary of some of the important federal income tax considerations generally affecting the Fund and its Investors and is only accurate as of the date of this Statement of Additional Information. The law firm of Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. No attempt is made to present a detailed explanation of the federal income tax treatment of the Fund or its Investors, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund are urged to consult their tax advisers concerning the application of foreign, federal, state and local taxes to an investment in the Fund , and with specific reference to their own tax situation.

                      UNDERWRITING OF THE FUND'S SECURITIES

Underwriting Services

     The Management Company acts as principal underwriter for the Fund pursuant to an Underwriting Agreement. The Underwriting Agreement is for an initial term of one year, and may be renewed from year to year provided that any such renewal has been approved annually by (i) the majority of the outstanding voting securities of the Fund, or (ii) a majority of the trustees and separately by a majority of those who are neither parties to the Underwriting Agreement or "interested persons" with respect to the Management Company at a meeting called for the purpose of voting on such matter. The Underwriting Agreement also provides that either party has the right to terminate the Underwriting Agreement without penalty upon 60 days written notice to the other party and that the Underwriting Agreement automatically terminates in the event of its assignment. The Underwriting Agreement was last approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons," as that term is defined in the 1940 Act, at a meeting on March 4, 1999.

     During  the past  three  years the  Management  Company  has  earned  sales commissions for its services as principal underwriter as set forth below.
                   Total Sales        Paid to Independent         Paid to its Own         Net Commissions to the
    Year           Commissions               Agents                Salespersons             Management Company
    ----           -----------               ------                ------------             ------------------
    1996           $2,178,040               $  538,437              $1,628,368                   $  11,235
    1997           $2,405,671               $  969,688              $2,098,423                   $(662,440)
    1998           $  820,213               $1,063,223              $  294,000                   $(537,010)

     The directors of the Management Company, the business addresses for all of whom c/o SIFE, 100 North Wiget Lane, Walnut Creek, California 94598 are: Diane
H. Belding; Charles W. Froehlich, Jr.; Sam A. Marchese; Michael J. Stead; Sharon
E. Tudisco; Bruce W. Woods; and John W. Woods. The directors have the following positions with the Management Company: Mr. Bruce W. Woods is Chief Executive Officer and President; Mr. Stead is Portfolio Manager; and Mr. Froehlich is Secretary; Mrs. Tudisco and Mr. John W. Woods are retired. Ms. Belding, Mr. Froehlich and Mr. Bruce W. Woods are also officers and/or Trustees of the Fund; their other business affiliations are set forth above in "Trustees and Officers." As of February 18, 1999, Mr. John W. Woods owned 10.98% of the outstanding shares of the Management Company, Mr. Marchese owned 21.11%, Mrs. Tudisco owned 10.55%, Mrs. Belding owned 21.11%, Mr. Froehlich owned 14.89%, Mr. Bruce W. Woods owned 8.26%, the J. Bradley Woods Irrevocable Trust owned 4.05%, the William B. Woods Irrevocable Trust owned 4.05%, and Mr. Stead owned 5.00% of the outstanding shares of the Management Company.

     The  following  table sets  forth all  commissions  and other  compensation received  during the Fund's  last  fiscal  year by the  Management  Company,  as principal underwriter for the Fund's securities.
          (1)                      (2)                    (3)                     (4)                    (5)
        Name of            Net Underwriting        Compensation on
       Principal            Discounts and          Redemption and               Brokerage               Other
      Underwriter            Commissions             Repurchases               Commissions           Compensation
      -----------            -----------             -----------               -----------           ------------
         SIFE                 $104,072                $101,857                     -0-                    -0-

Distribution Plans

     As described in the Prospectus, the Fund has adopted a separate Plan of Distribution pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (individually, a "Plan") for each of the Class A-II, Class B and Class C shares. The terms and conditions of each such Plan provide that each such Class is authorized to spend certain sums (0.25% of average daily net assets in the case of the Class A-II shares and 0.75% of average daily net assets, in the case each of the Class B and Class C shares) on activities primarily intended to support the distribution and sale of such shares. The Class B Plan and Class C Plan also provide that each such Class is authorized to spend an additional 0.25% of average daily net assets for services relating to the servicing of shareholders' accounts.

     Under each Plan, the distribution (and, in the case of the Class B and Class C shares, also the servicing) fees are designed to compensate the Management Company for expenses incurred, services rendered and facilities provided in connection with the distribution of shares and in the case of the Class B and Class C plans the servicing of shareholder accounts. Such expenses and services include, but are not necessarily limited to, the payment of commissions and other payments to broker/dealers, financial institutions and others who sell shares and/or service shareholder accounts. It should be noted that the distribution and servicing fees are payable to the Management Company even if the amount paid exceeds the Management Company's actual expenses of providing such services.

     As required by Rule 12b-1, each Plan has been approved by the Board of Trustees, and separately by a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan, in each case pursuant to a finding that the Plan was in the best interests of the shareholders of the respective class of shares. The officers and Trustees who are "interested persons" of the Fund may be considered to have a direct or indirect financial interest in the operation of the Plans due to present or past affiliations with the Management Company. Potential benefits of each Plan to the Fund include improved investor services and benefits to the investment process from growth or stability of assets. Payments under each Plan are reviewed at least quarterly and each Plan must be renewed annually by the Board of Trustees.

     Each Plan requires that, at least quarterly, the Audit Committee of the Board of Trustees must review a written report prepared by the Treasurer of the Fund enumerating the amounts spent by each class pursuant to its Plan and the purposes therefor. Each Plan further requires that, for so long as each such Plan is in effect, the nomination and selection of those Trustees who are not "interested persons" of the Fund is committed to the exclusive discretion of the other Trustees who are not "interested persons" of the Fund.

     For the fiscal year ended December 31, 1998 the Fund paid out distribution fees of $253,933 for Class A-II, and distribution and services fees of $303,129 for Class B and $25,743 for Class C shares.

                            PERFORMANCE INFORMATION(1)

     To help investors better evaluate how an investment in the Fund might satisfy their investment objectives, advertisements and other materials regarding the Fund may discuss various financial publications. Materials may also compare performance to performance as reported by other investments, indices, and averages.

     Annual, non-compounded performance information relating to a hypothetical investment of $10,000 (adjusted for maximum sales charges) in Class A-I shares for the ten-year period ended December 31, 1998, is set forth below. Such information assumes that all net investment income and realized capital gains were reinvested (at no sales charge). No adjustment has been made for possible tax liabilities. Also shown is comparable performance information for the unmanaged Standard & Poor's 500 Stock Index (assuming the reinvestment of all dividends), a widely used indicator of general stock market activity (source:
Standard & Poor's Corporation). The performance of the Fund may also be compared in publications to 1) the performance of relevant indices for which reliable performance data is available, and 2) averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

----------
1 Information given for Class A-I and Class A-II shares only. Class A-II shares are identical in all respects to Class A-I shares except that Class A-II shares bear a 0.25% 12b-1 distribution fee. Class B and C shares were first offered for sale on May 1, 1997. Class B and C share sales fees differ from the Class A-I shares and bear a 0.75% 12b-1 distribution fee and a 0.25% servicing fee.

     For the year ended  December 31, 1998, a $9,500 net investment in Class A-I and Class A-II shares of the Fund (calculated based on a $10,000 investment less
the  current  maximum  5.0%  sales  charge,   assuming   re-investment   of  all
distributions  for the entire  period of January 1, 1998  through  December  31,
1998) would have decreased to $9,988 and $9,949 respectively.  For the same year end date,  For the five-year  and ten year periods  ended on the same date,  and using the same  assumptions,  a $9,500 net investment in Class A-I shares of the
Fund would have increased to $27,194 and $62,552, respectively. Since Class A-II shares were first offered May 1, 1996, performance history for Class A-II shares is not applicable for three, five, and ten year periods.
                                                   Class A-I Shares
                                                   -----------------

                                            Average Annual     Average Annual
                         Results of          Total Return       Total Return
                      $10,000 Invested    Including Maximum       Including                             Total Return:
                       with 5.0% Sales       Sales Charge       Minimum Sales       Total Return:          S&P 500
  Investment Term          Charge               of 5.0%         Charge of 0.0%     SIFE Trust Fund       Stock Index
  ---------------      ---------------    -----------------     --------------     ---------------       -----------
      1 year             $ 9,988              -0.12%                5.14%                5.14%              28.58%
      3 years            $18,419              22.58%               24.69%               93.89%             110.85%
      5 years            $27,194              22.15%               23.41%              186.25%             193.91%
     10 years            $54,888              18.56%               19.17%              477.77%             479.63%

                                                   Class A-II Shares
                                                   -----------------

                                            Average Annual     Average Annual
                         Results of          Total Return       Total Return
                      $10,000 Invested    Including Maximum       Including                             Total Return:
                       with 5.0% Sales       Sales Charge       Minimum Sales       Total Return:          S&P 500
  Investment Term          Charge               of 5.0%         Charge of 0.0%     SIFE Trust Fund       Stock Index
  ---------------      ---------------    -----------------     --------------     ---------------       -----------
       1 year            $ 9,949              -0.51%                4.73%                4.73%              28.58%

     The Fund calculates average annual total return according to the following formula, as required by the Securities and Exchange Commission:

     "P(1+T)n = ERV", where the average annual total return ("T") is computed by using the value at the end of the period ("ERV") of a hypothetical initial investment of $10,000 ("P") over a period of years ("n"). Accordingly, to calculate total return, an initial investment is divided by the per-unit offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of units purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Trustees. The sum of the initial shares purchased and additional shares acquired through reinvestment is then multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment, divided by the initial investment and converted to a percentage, equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in unit price during the period. Total return may be calculated for one year, five years, ten years and for other periods. The average annual total return over periods greater than one year also may be computed by utilizing ending values as determined above.

     The data quoted represents past performance. Past performance is no guarantee of future performance. Effective April 1, 1995, the Fund reduced the maximum sales charge on Class A-I shares from 6.25% to 5.0% and the minimum sales charge was reduced from 1.0% (on purchases of $2,000,000 or more) to zero (on purchases of $1,000,000 or more). The Fund's performance is affected by many factors including: changes in the levels of equity prices and interest rates generally, the Fund's selection of specific securities for the portfolio, the Fund's expense ratio, and other factors. The investment return and principal value of the investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                              FINANCIAL STATEMENTS

     Audited Financial Statements, including the specimen price-make-up sheet (following the Statement of Assets and Liabilities), showing how the Fund calculates its total offering price per unit, for the relevant periods ending December 31, 1998, for SIFE Trust Fund, as contained in the Annual Report to shareholders of the Fund for the fiscal year ended December 31, 1998, are incorporated herein by reference to the report.

                                SERVICE PROVIDERS

                                -----------------

                 Investment Adviser, Underwriter and Distributor

                                      SIFE

                              100 North Wiget Lane
                             Walnut Creek, CA 94598
                                -----------------

                                    Custodian

                       STATE STREET BANK AND TRUST COMPANY

                               225 Franklin Street
                           Boston, Massachusetts 02110
                                -----------------

                                 Transfer Agent

                         BOSTON FINANCIAL DATA SERVICES

                                  P.O. Box 8244
                              Boston, MA 02266-8244
                                ----------------

                              Independent Auditors

                              DELOITTE & TOUCHE LLP

                                50 Fremont Street
                             San Francisco, CA 94105
                                ----------------

                                  Legal Counsel

                      PAUL, HASTINGS, JANOFSKY & WALKER LLP

                        345 California Street, 29th Floor
                             San Francisco, CA 94104